                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):       August 4, 1997
                                                             --------------

                                 DBT ONLINE, INC.
                -----------------------------------------------
                (Exact Name of Registrant Specified in Charter)

               Pennsylvania                0-9111-99                 85-0439411
           ---------------------     ---------------------       ------------------
              (State or Other           (Commission File          (I.R.S. Employer
              Jurisdiction of               Number)             Identification No.)
              Incorporation)



      5550 W. Flamingo Road, Suite B-5
              Las Vegas, Nevada                                                89103
--------------------------------------------------                 -------------------------
    (Address of Principal Executive Offices)                                (Zip Code)



 Registrant's telephone number, including area code:         (702) 257-1112
                                                        ---------------------


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         The registrant hereby incorporates by reference the press release dated August 5, 1997 attached hereto as Exhibit 5.1.

                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DBT ONLINE, INC.
                                 (Registrant)


                               By  \s\ Timothy M. Leonard
                                  -----------------------------------------
                                   Timothy M. Leonard
                                   Vice President, Finance, Treasurer, and
                                   Chief Financial Officer


Dated:  August 5, 1997

                                 EXHIBIT INDEX

Exhibit
Number              Description
------              -----------
   5.1              August 5, 1997 press release: DBT Online, Inc. (NASDAQ: DBTO) Acquires The Information Connectivity Group,
                    Inc.